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                                                                    EXHIBIT 99.3

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                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1995-C

          Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA Bank, NA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 15, 2000,and with respect to the performance of the Trust during the month of January, 2000, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

          A)      Information Regarding
                  Distributions to the Class A
                  Certificateholders, per $1,000
                  original certificate principal
                  amount.

                  (1)  The total amount of the distribution
                  to Class A Certificateholders, per $1,000
                  original certificate principal amount          $ 4.7075000

                  (2)  The amount of the distribution set
                  forth in paragraph 1 above in respect of
                  interest on the Class A Certificates, per
                  $1,000 original certificate principal
                  amount                                         $ 4.7075000

                  (3)  The amount of the distribution set
                  forth in paragraph 1 above in respect of
                  principal of the Class A Certificates, per
                  $1,000 original certificate principal amount   $ 0.0000000
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          B)      Class A Investor Charge Offs and
                  Reimbursement of Charge Offs

                  (1)  The amount of Class A Investor
                  Charge Offs                                    $ 0.0000000

                  (2)  The amount of Class A Investor Charge
                  Offs set forth in paragraph 1 above, per
                  $1,000 original certificate principal amount   $ 0.0000000

                  (3)  The total amount reimbursed in
                  respect of Class A Investor Charge Offs        $ 0.0000000

                  (4)  The amount set forth in paragraph 3
                  above, per $1,000 original certificate
                  principal amount                               $ 0.0000000

                  (5)  The amount, if any, by which the
                  outstanding principal balance of the Class
                  A Certificates exceeds the Class A
                  Invested Amount after giving effect
                  to all transactions on such Distribution Date  $ 0.0000000

          C)      Information Regarding Distributions to the
                  Class B Certificateholders, per $1,000
                  original certificate principal amount.

                  (1)  The total amount of the distribution
                  to Class B Certificatedholders, per $1,000
                  original certificate principal amount          $ 4.8047222

                  (2)  The amount of the distribution set
                  forth in paragraph 1 above in respect of
                  interest on the Class B Certificates, per
                  $1,000 original cerificate principal amount    $ 4.8047222

                  (3)  The amount of the distribution
                  set forth in paragraph 1 above in
                  respect of principal on the Class B
                  Certificates, per $1,000 original
                  cerificate principal amount                    $ 0.0000000
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          D)      Class B Investor Charge Offs and
                  Reimbursement of Charge Offs

                  (1)  The amount of Class B Investor
                  Charge Offs                                    $ 0.0000000

                  (2)  The amount of Class B Investor
                  Charge Offs set forth in paragraph 1
                  above, per $1,000 original certificate
                  principal amount                               $ 0.0000000

                  (3)  The total amount reimbursed in
                  respect of Class B Investor Charge Offs        $ 0.0000000

                  (4)  The amount set forth in paragraph
                  3 above, per $1,000 original
                  certificate principal amount                   $ 0.0000000

                  (5)  The amount, if any, by which the
                  outstanding principal balance of the Class
                  B Certificates exceeds the Class B
                  Invested Amount after giving effect to all
                  transactions on such Distribution Date         $ 0.0000000


                                             First USA Bank, NA,
                                             as Servicer


                                             By  /s/ Tracie Klein
                                                --------------------------------
                                                     Tracie H. Klein
                                                     First Vice President